STARBOARD INVESTMENT TRUST

Matisse Discounted Closed-End Fund Strategy

Supplement to the Prospectus
 Summary Prospectus and

May 22, 2015
This supplement to the Prospectus and Summary Prospectus dated July 29, 2014 for the Matisse Discounted Closed-End Fund Strategy ("Fund"), a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Summary, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to update language in the Prospectus dated July 29, 2014 relative to the removal of the Redemption Fee from both share classes of the Fund.
On May 21, 2015, the Board of Trustees of the Starboard Investment Trust approved the removal of the Fund's Redemption Fees.  Effective immediately, all references to the Redemption Fees are hereby removed.
Prospectus
The table titled "Shareholder Fees" under the section titled "Fees and Expenses of the Fund" is revised by replacing the table in its entirety with the following:
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class A
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None
Redemption Fee (as a % of amount redeemed; charged upon any redemption of shares within 60 days of their issuance)	None	None

Investors Should Retain This Supplement for Future Reference